UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): June 14, 2017

EDGEWATER TECHNOLOGY, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-20971	71-0788538
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
200 Harvard Mill Square Suite 210, Wakefield, Massachusetts 01880
(Address of Principal Executive Offices) (Zip Code)

(781) 246-3343
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 14, 2017, Edgewater Technology, Inc, (the “Company”) held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”).  A copy of the press release issued by the Company in connection with the Annual Meeting is attached hereto as Exhibit 99.1 and is incorporated herein by reference in its entirety.

At the Annual Meeting, the Company’s stockholders voted:

  to elect the six (6) candidates listed as nominees to the Company’s Board of Directors in the Company’s Proxy Statement dated April 25, 2017 (the “Proxy Statement”), who are Stephen Bova, Matthew Carpenter, Frederick DiSanto, Jeffrey Rutherford, Timothy Whelan and Kurtis Wolf, and who will serve as directors until the Company’s 2018 Annual Meeting or until their successors are duly elected and qualified;

  to approve the Edgewater Technology, Inc. 2017 Omnibus Incentive Plan (the “2017 Omnibus Plan”)

  to approve (on a nonbinding, advisory basis) named executive officer compensation;

  to approve (on a nonbinding, advisory basis) the frequency for holding an advisory vote on named executive officer compensation; and

  to ratify the appointment of BDO USA, LLP as the Company’s independent registered public accountants to audit the accounts of Edgewater for the fiscal year ending December 31, 2017.

The voting results are set forth in Exhibit 99.2 and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description of Exhibit

99.1	Edgewater Technology, Inc. Press Release dated June 15, 2017.
99.2	Report of Matters Voted Upon by Stockholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDGEWATER TECHNOLOGY, INC.

Date: June 15, 2017	By:	/s/ Timothy R. Oakes
Timothy R. Oakes
Chief Financial Officer (Principal Financial and Accounting Officer)